2Q2022
Supplemental Information
FURNISHED AS OF AUGUST 9, 2022 - UNAUDITED
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED

FORWARD LOOKING STATEMENTS & RISK FACTORS

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring leases; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2021, under the heading "Risk Factors" and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Table of Contents

4	Highlights
6	Salient Facts
7	Corporate Information
8	Balance Sheet
9	Statements of Income
10	FFO, Normalized FFO, & FAD
11	Capital Funding & Commitments
12	Debt Metrics
13	Debt Covenants & Liquidity
14	Acquisition Activity
15	Investment Activity
16	Portfolio
17	Associated Health Systems
18	Top Tenants
19	MOB Proximity to Hospital
20	Lease Maturity, Lease & Building Size
21	Historical Occupancy
22	Occupancy Reconciliation
23	Leasing Statistics
24	NOI Performance
25	NOI Reconciliations
28	EBITDA Reconciliations
28	Components of Net Asset Value

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 3

Highlights
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED

QUARTERLY HIGHLIGHTS

•Net income for the three months ended June 30, 2022 was $6.1 million or $0.04 per diluted common share.
•Normalized FFO per share totaled $0.45, an increase of 4.7% from $0.43 in the second quarter of 2021.
•Same store cash NOI for the second quarter increased 3.3% over the prior year. For the trailing twelve months ended June 30, 2022, same store cash NOI grew 2.8%.
•Predictive growth measures in the same store portfolio include:
◦Average in-place rent increases of 2.94%
◦Future annual contractual increases of 3.1% for leases commencing in the quarter
◦Weighted average cash leasing spreads of 3.4% on 205,000 square feet renewed:
▪4% (<0% spread)
▪—% (0-3%)
▪83% (3-4%)
▪13% (>4%)
◦Tenant retention of 78.4%
•Portfolio leasing activity in the second quarter totaled 447,000 square feet related to 145 leases:
◦291,000 square feet of renewals
◦156,000 square feet of new and expansion leases
•The Company previously announced the acquisition of eight medical office buildings totaling 219,000 square feet for $117.6 million in the second quarter of 2022.
•Also during the second quarter, the Company acquired five medical office buildings for $46.2 million totaling 141,000 square feet.
◦In Raleigh, three buildings for $27.5 million totaling 85,000 square feet, including two medical office buildings for $20.5 million totaling 68,000 square feet that are adjacent to A2 rated WakeMed's Cary Hospital campus. Including HTA properties, the Company now owns 13 buildings in this cluster totaling 478,000 square feet and 1.1 million square feet in this market.
◦In Tampa, two medical office buildings for $18.7 million totaling 56,000 square feet and located adjacent to Aa2 rated BayCare's St. Joseph Hospital campus. Including HTA properties, the Company now owns 20 buildings in this market totaling 1.0 million square feet.
•Subsequent to the end of the quarter, the Company acquired an 11,000 square foot medical office building in Seattle for $4.9 million. This building is located adjacent to Aa3 rated EvergreenHealth Medical Center. The Company now owns two buildings in this cluster and 1.6 million square feet in this market.
•Net debt to adjusted EBITDA was 5.7 times at the end of the quarter.
•A dividend of $0.31 per share was paid in May, which equaled 82.6% of FAD. For the trailing twelve months, dividends paid equaled 86.4% of FAD.
•A prorated dividend of $0.2010 per share was paid on July 19, 2022 for stockholders of record on July 14, 2022. The remainder of the $0.31 per share quarterly common stock dividend, equal to $0.1090 per share, is payable on August 30, 2022 to stockholders of record on August 15, 2022.

HTA PRE-MERGER QUARTERLY HIGHLIGHTS

•Net income for the three months ended June 30, 2022 was $14.2 million or $0.06 per diluted common share.
•Normalized FFO per share totaled $0.43.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 4

•Same store cash NOI for the second quarter increased 1.6% over the prior year.
•Portfolio leasing activity in the second quarter totaled 833,000 square feet related to 240 leases:
◦550,000 square feet of renewals
◦283,000 square feet of new and expansion leases
•HTA's second quarter 2022 Supplemental Information is available on the Company's website (www.healthcarerealty.com)

STRATEGIC TRANSACTION UPDATE

•On July 20, 2022, the Company completed its strategic combination with Healthcare Trust of America ("HTA"), creating the preeminent medical office building REIT.
•The Company borrowed from its $1.1 billion asset sale term loan to temporarily fund the $4.82 per share special cash dividend to HTA shareholders. The Company will repay the term loan with proceeds from asset sales and joint ventures. To date, the Company has closed $433 million in joint ventures and asset sale transactions. Transactions totaling $613 million are under contract and expected to close in August. Combined, the weighted average cap rate of these transactions is just under 4.8%. By the end of the third quarter, the Company expects to complete the remaining sales that will bring the total to over $1.1 billion.
•On July 20, 2022. the Company entered into its amended and restated credit facility, including the following components:
◦a $1.5 billion revolving credit facility;
◦$1.5 billion of term loans, including $650 million of new capacity
•On July 20, 2022, the Company combined the surviving Healthcare Realty subsidiary with HTA's existing operating partnership to maintain its UPREIT structure going forward. The UPREIT structure aligns the combined company's unsecured debt obligations in the operating partnership and provides tax efficient strategies for future acquisitions.
•On July 22, 2022, the Company exchanged $1.1 billion of former Healthcare Realty senior notes for newly issued notes of Healthcare Realty Holdings, L.P. to align all corporate level debt under the operating partnership. The Company has $3.7 billion of unsecured notes in eight tranches with expirations through 2031.
•On August 2, 2022, the Company’s Board of Directors authorized the repurchase of up to $500.0 million of outstanding shares of the Company’s common stock either in the open market or through privately negotiated transactions, subject to market conditions, regulatory constraints, and other customary conditions.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 5

Salient Facts
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
AS OF JUNE 30, 2022

Properties

276 properties totaling 18.3M SF
34 markets in 23 states
15.4M SF managed by Healthcare Realty
95.7% medical office and outpatient
63.9% of NOI in Top 10 Markets

Capitalization

$6.2B enterprise value as of 6/30/22
$4.1B market capitalization as of 6/30/22
151.6 M shares outstanding as of 6/30/22
$0.31 quarterly dividend per share
BBB/Baa2/BBB S&P/Moody's/Fitch
33.1% net debt to enterprise value at 6/30/22
5.7x net debt to adjusted EBITDA at 6/30/22

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 6

Corporate Information
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of June 30, 2022, the Company was invested in 276 real estate properties in 23 states totaling 18.3 million square feet and had an enterprise value of approximately $6.2 billion, defined as equity market capitalization plus the principal amount of debt less cash. The Company provided leasing and property management services to 15.4 million square feet nationwide.

EXECUTIVE OFFICERS

Todd J. Meredith
President and Chief Executive Officer

John M. Bryant, Jr.
Executive Vice President and General Counsel

J. Christopher Douglas
Executive Vice President and Chief Financial Officer

Robert E. Hull
Executive Vice President - Investments

Julie F. Wilson
Executive Vice President - Operations

CORPORATE HEADQUARTERS

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone 615.269.8175 Fax 615.269.8461

ANALYST COVERAGE

BMO Capital Markets
Berenberg Capital Markets LLC
BTIG, LLC
CapitalOne Securities, Inc.
Citi Research
Credit Suisse Securities (USA) LLC
Green Street Advisors, Inc.
J.P. Morgan Securities LLC
Jefferies LLC
KeyBanc Capital Markets Inc.
Raymond James & Associates
Scotiabank
SMBC Nikko Securities America, Inc.
Stifel, Nicolaus & Company, Inc.

POST-MERGER BOARD OF DIRECTORS

J. Knox Singleton
Chairman, Healthcare Realty Trust Incorporated
Retired Chief Executive Officer, Inova Health System

W. Bradley Blair, II
Vice Chairman, Healthcare Realty Trust Incorporated
Retired Chairman, Healthcare Trust of America

Todd J. Meredith
President and Chief Executive Officer
Healthcare Realty Trust Incorporated

John V. Abbott
Retired Chief Executive Officer
Aviation Asset Management Group, General Electric Company

Nancy H. Agee
President and Chief Executive Officer
Carilion Clinic

Vicki U. Booth
President and Board Chair
Ueberroth Family Foundation

Edward H. Braman
Retired Audit Partner
Ernst & Young LLP

Ajay Gupta
Chief Executive Officer
Physician Rehabilitation Network

James J. Kilroy
President and Portfolio Manager
Willis Investment Counsel

Jay P. Leupp
Managing Partner and Senior Portfolio Manager
Terra Firma Asset Management, LLC

Peter F. Lyle
Executive Vice President
Medical Management Associates, Inc.

Constance B. Moore
Retired President and CEO
BRE Properties, Inc.

Christann M. Vasquez
Executive Vice President and Chief Operating Officer
Ascension Texas

David R. Emery (1944-2019)
Chairman Emeritus
Healthcare Realty Trust Incorporated

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 7

Balance Sheet
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ASSETS
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021
Real estate properties
Land	$456,306	$427,422	$387,918	$375,342	$375,374
Buildings, improvements and lease intangibles	4,673,026	4,533,583	4,458,119	4,383,314	4,249,352
Personal property	11,799	11,639	11,761	11,555	11,589
Investment in financing receivables, net [1]	118,446	112,515	186,745	104,806	104,642
Financing lease right-of-use assets [1]	71,632	71,966	31,576	20,760	19,450
Construction in progress	16,728	7,319	3,974	1,546	1,147
Land held for development	22,952	22,950	24,849	27,232	27,226
Total real estate investments	5,370,889	5,187,394	5,104,942	4,924,555	4,788,780
Less accumulated depreciation and amortization	(1,402,509)	(1,351,796)	(1,338,743)	(1,322,577)	(1,285,251)
Total real estate investments, net	3,968,380	3,835,598	3,766,199	3,601,978	3,503,529
Cash and cash equivalents	34,312	22,694	13,175	16,000	18,739
Assets held for sale, net	—	14,961	57	13,603	21,065
Operating lease right-of-use assets	126,204	126,851	128,386	128,945	121,288
Investments in unconsolidated joint ventures	210,781	211,195	161,942	122,345	117,935
Other assets, net	209,200	199,186	189,160	186,328	182,123
Total assets	$4,548,877	$4,410,485	$4,258,919	$4,069,199	$3,964,679

LIABILITIES AND STOCKHOLDERS' EQUITY
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021
Liabilities
Notes and bonds payable	$2,063,755	$1,907,438	$1,801,325	$1,691,433	$1,614,479
Accounts payable and accrued liabilities	84,210	69,131	86,108	79,381	74,927
Liabilities of properties held for sale	—	687	294	766	942
Operating lease liabilities	94,748	94,636	96,138	95,913	92,110
Financing lease liabilities	62,195	61,732	22,551	20,460	18,648
Other liabilities	66,102	63,979	67,387	65,913	67,319
Total liabilities	2,371,010	2,197,603	2,073,803	1,953,866	1,868,425
Commitments and contingencies
Stockholders' equity
Preferred stock, $.01 par value; 50,000 shares authorized	—	—	—	—	—
Common stock, $.01 par value; 300,000 shares authorized	1,516	1,516	1,505	1,475	1,455
Additional paid-in capital	4,002,526	3,999,060	3,972,917	3,882,572	3,818,592
Accumulated other comprehensive loss	(1,250)	(3,736)	(9,981)	(12,413)	(13,580)
Cumulative net income attributable to common stockholders	1,314,515	1,308,385	1,266,158	1,244,551	1,246,617
Cumulative dividends	(3,139,440)	(3,092,343)	(3,045,483)	(3,000,852)	(2,956,830)
Total stockholders' equity	2,177,867	2,212,882	2,185,116	2,115,333	2,096,254
Total liabilities and stockholders' equity	$4,548,877	$4,410,485	$4,258,919	$4,069,199	$3,964,679
1In 2Q 2021, the Company acquired a single-tenant net lease property in San Diego, CA in a sale-leaseback transaction which was accounted as a financing arrangement as required under ASC 842, Leases. In 4Q 2021, the Company acquired a multi-tenant property in Columbus, OH in a sale-leaseback transaction. A portion of the building was accounted as a financing arrangement and a portion of the building was accounted as an imputed lease arrangement as required under ASC 842, Leases. Also in 4Q 2021, the Company acquired two multi-tenant properties in Nashville, TN in a sale-leaseback transaction which were accounted as a financing arrangement as required under ASC 842, Leases. During 1Q 2022, the two multi-tenant properties in Nashville, TN were reclassified out of investment in financing receivables upon the seller lease commencements.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 8

Statements of Income
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS

	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Revenues
Rental income	$140,632	$138,489	$131,714	$131,746	$128,486	$128,389	$123,877	$123,384
Interest from financing receivables, net [1]	1,957	1,930	1,766	1,917	510	—	—	—
Other operating	2,738	2,475	2,943	2,969	2,427	1,950	2,003	1,868
	145,327	142,894	136,423	136,632	131,423	130,339	125,880	125,252
Expenses
Property operating	57,010	57,464	53,032	55,518	51,509	52,215	50,210	50,171
General and administrative	10,540	11,036	8,901	8,207	8,545	8,499	7,206	7,299
Acquisition and pursuit costs [2]	1,352	1,303	1,152	974	670	744	939	440
Merger-related costs	7,085	6,116	389	—	—	—	—	—
Depreciation and amortization	55,731	54,041	51,810	50,999	49,826	50,079	48,104	47,143
	131,718	129,960	115,284	115,698	110,550	111,537	106,459	105,053
Other income (expense)
Gain (loss) on sales of real estate properties	8,496	44,784	14,895	1,186	20,970	18,890	(34)	2,177
Interest expense	(15,543)	(13,661)	(13,266)	(13,334)	(13,261)	(13,262)	(13,618)	(14,154)
Loss on extinguishment of debt	—	(1,429)	—	—	—	—	(21,503)	—
Impairment of real estate assets	—	25	(520)	(10,669)	(5,078)	(834)	—	—
Equity loss from unconsolidated joint ventures	(307)	(345)	(391)	(183)	(146)	(74)	(269)	(66)
Interest and other income (expense), net	(125)	(81)	(250)	—	(262)	500	140	74
	(7,479)	29,293	468	(23,000)	2,223	5,220	(35,284)	(11,969)
Net income (loss)	$6,130	$42,227	$21,607	($2,066)	$23,096	$24,022	($15,863)	$8,230

1In 2Q 2021, the Company acquired a single-tenant net lease property in San Diego, CA in a sale-leaseback transaction which was accounted as a financing arrangement as required under ASC 842, Leases. In 4Q 2021, the Company acquired a multi-tenant property in Columbus, OH in a sale-leaseback transaction. A portion of the building was accounted as a financing arrangement and a portion of the building was accounted as an imputed lease arrangement as required under ASC 842, Leases.
Also in 4Q 2021, the Company acquired two multi-tenant properties in Nashville, TN in a sale-leaseback transaction which were accounted as a financing arrangement as required under ASC 842, Leases. During 1Q 2022, the two multi-tenant properties in Nashville, TN were reclassified out of investment in financing receivables upon the seller-lessees lease commencements.
2Includes third party and travel costs related to the pursuit of acquisitions and developments.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 9

FFO, Normalized FFO, & FAD [1,2]
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Net income (loss)	$6,130	$42,227	$21,607	$(2,066)	$23,096	$24,022	$(15,863)	$8,230
(Gain) loss on sales of real estate assets	(8,496)	(44,784)	(14,895)	(1,186)	(20,970)	(18,890)	34	(2,177)
Impairments of real estate assets	—	(25)	520	10,669	5,078	834	—	—
Real estate depreciation and amortization	57,334	55,658	53,255	52,390	51,199	51,311	49,251	48,215
Unconsolidated JV depreciation and amortization	2,807	2,369	1,816	1,558	1,354	813	323	80
FFO	$57,775	$55,445	$62,303	$61,365	$59,757	$58,090	$33,745	$54,348
Acquisition and pursuit costs [3]	1,352	1,303	1,152	974	670	744	939	440
Merger-related costs	7,085	6,116	389	—	—	—	—	—
Lease intangible amortization	584	309	192	48	(6)	(72)	(4)	(35)
Non-routine legal costs/forfeited earnest money received [4]	140	91	465	—	—	(500)	—	—
Debt financing costs	—	1,429	—	—	283	—	21,920	—
Unconsolidated JV normalizing items [5]	83	95	90	54	55	27	16	—
Normalized FFO	$67,019	$64,788	$64,591	$62,441	$60,759	$58,289	$56,616	$54,753
Non-real estate depreciation and amortization	556	460	497	586	641	673	724	785
Non-cash interest amortization [6]	747	711	671	720	897	894	976	934
Provision for bad debt, net	16	143	70	25	57	(79)	(511)	(144)
Straight-line rent income, net	(1,327)	(1,209)	(844)	(1,171)	(1,194)	(1,094)	(645)	(543)
Stock-based compensation	3,356	3,699	2,546	2,538	2,627	3,019	2,472	2,445
Unconsolidated JV non-cash items [7]	(242)	(271)	(305)	(341)	(354)	(357)	4	8
Normalized FFO adjusted for non-cash items	70,125	68,321	67,226	64,798	63,433	61,345	59,636	58,238
2nd generation TI	(5,051)	(4,899)	(10,207)	(6,219)	(4,748)	(5,189)	(8,841)	(5,323)
Leasing commissions paid	(3,475)	(3,767)	(2,214)	(4,531)	(3,804)	(1,193)	(3,288)	(1,999)
Capital expenditures	(4,557)	(2,620)	(6,043)	(5,443)	(6,077)	(2,019)	(8,931)	(4,580)
Total maintenance capex	(13,083)	(11,286)	(18,464)	(16,193)	(14,629)	(8,401)	(21,060)	(11,902)
FAD	$57,042	$57,035	$48,762	$48,605	$48,804	$52,944	$38,576	$46,336
Dividends	$47,097	$46,860	$44,631	$44,022	$44,021	$42,782	$40,816	$40,815
TTM dividend payout (dividends/FAD)	86.4%	88.4%	88.1%	90.8%	90.2%	88.7%	91.0%	92.2%
FFO per common share - diluted	$0.38	$0.37	$0.42	$0.42	$0.42	$0.42	$0.25	$0.40
Normalized FFO per common share - diluted	$0.45	$0.43	$0.44	$0.43	$0.43	$0.42	$0.42	$0.41
TTM Normalized FFO per common share - diluted	$1.75	$1.73	$1.71	$1.69	$1.67	$1.66	$1.65	$1.64
FFO wtd avg common shares outstanding - diluted [8]	150,545	149,856	147,039	144,807	142,914	139,714	135,701	135,159

1Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.”
2FFO, Normalized FFO and Funds Available for Distribution ("FAD") do not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO, Normalized FFO and FAD should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.
3Acquisition and pursuit costs include third party and travel costs related to the pursuit of acquisitions and developments.
4Non-routine legal costs include expenses related to two separate disputes; one with a contractor on a $59 million completed construction project and another with a tenant on a violation of use restrictions. Forfeited earnest money received related to a disposition that did not materialize.
5Includes the Company's proportionate share of normalizing items related to unconsolidated joint ventures such as lease intangibles and acquisition and pursuit costs.
6Includes the amortization of deferred financing costs, discounts and premiums, and non-cash financing receivable amortization.
7Includes the Company's proportionate share of straight-line rent, net and provision for bad debt, net related to unconsolidated joint ventures.
8The Company utilizes the treasury stock method which includes the dilutive effect of nonvested share-based awards outstanding of 806,310 for the three months ended June 30, 2022.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 10

Capital Funding & Commitments
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

ACQUISITION AND RE/DEVELOPMENT FUNDING
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021
Acquisitions [1]	$163,762	$172,663	$258,072	$160,073	$178,508
Re/development	9,387	7,664	11,767	6,594	5,719
1st gen. TI & acquisition capex [2]	8,103	7,473	7,596	4,675	5,975

MAINTENANCE CAPITAL EXPENDITURES FUNDING
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021

2nd generation TI	$5,051	$4,899	$10,207	$6,219	$4,748
Leasing commissions paid	3,475	3,767	2,214	4,531	3,804
Capital expenditures	4,557	2,620	6,043	5,443	6,077
	$13,083	$11,286	$18,464	$16,193	$14,629
% of Cash NOI
2nd generation TI	5.6%	5.6%	12.1%	7.6%	5.9%
Leasing commissions paid	3.9%	4.3%	2.6%	5.6%	4.8%
Capital expenditures	5.1%	3.0%	7.2%	6.7%	7.6%
	14.5%	13.0%	22.0%	19.9%	18.3%

LEASING COMMITMENTS
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021
Renewals
Square feet	205,400	260,202	332,819	360,302	285,412
2nd generation TI/square foot/lease year	$1.66	$1.73	$1.46	$1.75	$1.87
Leasing commissions/square foot/lease year	$1.15	$1.04	$1.23	$0.93	$1.03
Renewal commitments as a % of annual net rent	11.4%	11.0%	11.4%	11.4%	13.3%
WALT (in months) [3]	39.7	42.9	46.4	45.0	53.1

New leases
Square feet	79,467	96,001	109,592	97,619	106,950
2nd generation TI/square foot/lease year	$7.07	$5.93	$5.44	$4.74	$5.96
Leasing commissions/square foot/lease year	$1.65	$1.90	$1.84	$1.62	$1.21
New lease commitments as a % of annual net rent	40.6%	32.2%	34.2%	30.7%	33.3%
WALT (in months) [3]	77.4	76.9	77.2	80.0	79.6

All
Square feet	284,867	356,203	442,411	457,921	392,362
Leasing commitments as a % of annual net rent	22.6%	19.2%	18.8%	16.8%	20.4%
WALT (in months) [3]	50.2	52.1	54.0	52.5	60.3

1Acquisitions include properties acquired through joint ventures at the Company's ownership percentage.
2Acquisition capex includes near-term fundings underwritten as part of recent acquisitions.
3WALT = weighted average lease term.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 11

Debt Metrics
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS

SUMMARY OF INDEBTEDNESS AS OF JUNE 30, 2022
	PRINCIPAL BALANCE	BALANCE [1]	INTEREST EXPENSE	MONTHS TO MATURITY	CONTRACTUAL RATE	EFFECTIVE RATE
Senior notes due May 2025 [2]	$250,000	$249,176	$2,470	34	3.88%	4.08%
Senior notes due January 2028	300,000	296,864	2,779	66	3.63%	3.84%
Senior notes due March 2030 [3]	300,000	296,989	1,930	93	2.40%	2.71%
Senior notes due March 2031	300,000	295,601	1,591	105	2.05%	2.24%
Total senior notes outstanding	$1,150,000	$1,138,630	$8,770	76	2.95%	3.18%
$700 million unsecured credit facility due May 2023	490,500	490,500	2,027	11	LIBOR + 0.90%	2.69%
$200 million unsecured term loan facility due May 2024 [4]	200,000	199,572	1,196	23	LIBOR + 1.00%	2.55%
$150 million unsecured term loan facility due June 2026 [5]	150,000	149,447	1,021	47	LIBOR + 0.95%	2.79%
Mortgage notes payable, net	85,440	85,606	809	30	4.07%	3.97%
Total outstanding notes and bonds payable	$2,075,940	$2,063,755	$13,823	52	2.88%	3.01%
Interest cost capitalization			(107)
Unsecured credit facility fee and deferred financing costs			1,119
Financing lease right-of-use assets			708
Total quarterly consolidated interest expense			$15,543

DEBT MATURITIES SCHEDULE AS OF JUNE 30, 2022
	PRINCIPAL PAYMENTS				WEIGHTED AVERAGE RATE
	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL	BANK LOANS	SENIOR NOTES	MORTGAGE NOTES	TOTAL
2022			$1,317	$1,317	—%	—%	4.00%	4.00%
2023	$490,500		18,880	509,380	2.69%	—%	3.83%	2.73%
2024	200,000		25,353	225,353	2.55%	—%	4.41%	2.76%
2025		$250,000	16,250	266,250	—%	3.88%	4.22%	3.90%
2026	150,000		23,640	173,640	2.79%	—%	3.81%	2.93%
2027				—	—%	—%	—%	—%
2028		300,000		300,000	—%	3.63%	—%	3.63%
2029				—	—%	—%	—%	—%
2030		300,000		300,000	—%	2.40%	—%	2.40%
Thereafter		300,000		300,000	—%	2.05%	—%	2.05%
Total	$840,500	$1,150,000	$85,440	$2,075,940	2.67%	2.95%	4.07%	2.88%
Fixed rate debt balance [4,5]	$175,000	$1,150,000	$85,440	$1,410,440

1Balances are reflected net of discounts and deferred financing costs and include premiums.
2The effective interest rate includes the impact of the $1.7 million settlement of a forward interest rate hedges that is included in accumulated other comprehensive loss on the Company's Condensed Consolidated Balance Sheets.
3The effective interest rate includes the impact of the $4.3 million settlement of forward interest rate hedges that are included in accumulated other comprehensive loss on the Company's Condensed Consolidated Balance Sheets.
4The effective interest rate includes the impact of interest rate swaps on $75.0 million at a weighted average rate of 2.37% (plus the applicable margin rate, currently 100 basis points).
5The effective interest rate includes the impact of interest rate swaps on $100.0 million at a weighted average rate of 2.23% (plus the applicable margin rate, currently 95 basis points).

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 12

Debt Covenants & Liquidity
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS

SELECTED FINANCIAL DEBT COVENANTS YEAR ENDED JUNE 30, 2022 [1]
	CALCULATION	REQUIREMENT	PER DEBT COVENANTS
Revolving credit facility and term loan [2]
Leverage ratio	Total debt/total capital	Not greater than 60%	36.8%
Secured leverage ratio	Total secured debt/total capital	Not greater than 30%	1.5%
Unencumbered leverage ratio	Unsecured debt/unsecured real estate	Not greater than 60%	40.2%
Fixed charge coverage ratio	EBITDA/fixed charges	Not less than 1.50x	5.3x
Unsecured coverage ratio	Unsecured EBITDA/unsecured interest	Not less than 1.75x	5.6x
Construction and development	CIP/total assets	Not greater than 15%	0.4%
Unconsolidated joint ventures	Unconsolidated JVs/total assets	Not greater than 15%	4.8%
Asset investments	Unimproved land, JVs & mortgages/total assets	Not greater than 20%	7.9%

Senior Notes due 2030 and 2031 [3]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	36.7%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	1.5%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	266.9%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.6x

Other Senior Notes [4]
Incurrence of total debt	Total debt/total assets	Not greater than 60%	38.2%
Incurrence of debt secured by any lien	Secured debt/total assets	Not greater than 40%	1.5%
Maintenance of total unsecured assets	Unencumbered assets/unsecured debt	Not less than 150%	252.9%
Debt service coverage	EBITDA/interest expense	Not less than 1.5x	5.5x

Other
Net debt to adjusted EBITDA [5]	Net debt (debt less cash)/adjusted EBITDA	Not required	5.7x
Net debt to enterprise value [6]	Net Debt/enterprise value	Not required	33.1%

LIQUIDITY SOURCES
Cash	$34,312
Unsecured credit facility availability	209,500
Consolidated unencumbered assets (gross) [7]	5,140,952

1Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements. Financial measures include the Company's proportionate share of unconsolidated joint ventures, as applicable.
2As part of the Company's amendment to its credit facility and term loan agreements during the second quarter of 2019, financial covenants were updated to exclude the impact of Topic 842, Lease Accounting from covenant calculations.
3The financial covenants for the Senior Note due 2030 exclude the impact of Topic 842, Lease Accounting from the financial covenant calculations.
4The senior note covenants calculations apply to the Senior Notes due 2025 and 2028. The Senior Notes due 2023 have similar covenants but contain a less restrictive definition of total assets.
5Adjusted EBITDA is based on the current quarter results, annualized. See page 27 for a reconciliation of adjusted EBITDA. Net debt does not include lease liabilities.
6Based on the closing price of $27.20 on June 30, 2022 and 151,636,917 shares outstanding. Debt does not include lease liabilities.
7Annualized second quarter 2022 unencumbered asset NOI was $337.5 million.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 13

r

Acquisition Activity
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS

MOB ACQUISITION ACTIVITY
MARKET	COUNT	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM/TENANCY	CLOSING	SQUARE FEET	LEASED %	PURCHASE PRICE [1]	% OWNERSHIP
Dallas, TX	1	0.19	Texas Health Resources	2/11/2022	18,000	100%	$8,175	100%
San Francisco, CA	3	0.90 to 3.30	Kaiser/Sutter	3/7/2022	166,396	89%	114,000	100%
San Francisco, CA	3	0.00 to 3.30	MarinHealth/Kaiser/Sutter	3/7/2022	110,865	78%	67,175	50%
Los Angeles, CA	2	1.30	Valley Presbyterian	3/7/2022	103,259	92%	33,800	50%
Atlanta, GA	1	0.00	Wellstar	4/7/2022	21,535	97%	6,912	100%
Denver, CO	1	2.40	Centura	4/13/2022	12,207	100%	6,320	100%
Colorado Springs, CO	2	0.80 to 1.70	Centura	4/13/2022	25,800	100%	13,680	100%
Seattle, WA	1	0.05	UW Medicine	4/28/2022	13,256	97%	8,350	100%
Houston, TX	1	1.70	CommonSpirit	4/28/2022	76,781	100%	36,250	100%
Los Angeles, CA	1	0.11	Cedars-Sinai	4/29/2022	34,282	100%	35,000	100%
Oklahoma City, OK	1	0.18	Mercy	4/29/2022	34,944	100%	11,100	100%
Raleigh, NC	3	0.25 to 12.30	WakeMed/None	5/31/2022	85,113	100%	27,500	100%
Tampa, FL	2	0.23	BayCare Health	6/9/2022	55,788	100%	18,650	100%
Seattle, WA	1	0.24	EvergreenHealth	8/1/2022	10,593	100%	4,850	100%

YTD total	23				768,819	93%	$391,762
YTD average cap rate [2]							5.2%

DISPOSITION ACTIVITY
LOCATION	COUNT	MILES TO CAMPUS	ASSOCIATED HEALTH SYSTEM	CLOSING	SQUARE FEET	LEASED %	SALE PRICE
Loveland, CO	2	0.00	UC Health	2/24/2022	150,291	82%	$84,950
San Antonio, TX	2	0.00	Tenet	4/15/2022	201,523	51%	25,500

YTD total	4				351,814	64%	$110,450
YTD average cap rate [3]							4.2%

1Includes joint venture acquisitions at full acquisition price.
2For acquisitions, cap rate represents the forecasted first year NOI divided by purchase price. Does not include fees earned related to the unconsolidated joint venture.
3For dispositions, cap rate represents the in-place cash NOI divided by sales price.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 14

Investment Activity
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS

RE/DEVELOPMENT PROJECTS
MARKET	ASSOCIATED HEALTH SYSTEM	SQUARE FEET	CURRENT LEASED %	BUDGET	COST TO COMPLETE	PROJECT START	ESTIMATED COMPLETION
Development
Nashville, TN [1]	Ascension	106,194	50%	$44,000	$36,608	2Q 2021	3Q 2023
Total		106,194	50%	$44,000	$36,608
Projected stabilized yield - 5.8%-7.5%

Redevelopment
Seattle, WA [2]	MultiCare	56,000	100%	$12,500	$2,974	1Q 2021	4Q 2022
Dallas, TX [3]	Baylor Scott & White	217,114	58%	17,500	7,346	4Q 2020	4Q 2023
Washington, DC	Inova	158,338	59%	13,300	13,221	1Q 2022	1Q 2024
Dallas, TX	Baylor Scott & White	145,365	62%	11,000	10,408	1Q 2022	1Q 2024
Total		576,817	63%	$54,300	$33,949
Projected stabilized yield - 8.0%-11.0%

Planned re/development
Denver	Centura	93,992	19%

Total re/development projects		777,003		$98,300	$70,557

HISTORICAL INVESTMENT ACTIVITY
	ACQUISITIONS [4]	RE/DEVELOPMENT FUNDING	TOTAL INVESTMENTS	DISPOSITIONS	NET INVESTMENTS
2018	$111,450	$35,567	$147,017	$98,691	$48,326
2019	381,314	28,584	409,898	54,860	355,038
2020	546,853	26,493	573,346	249,443	323,903
2021	756,298	33,415	789,713	188,400	601,313
2022	391,762	17,051	408,813	110,450	298,363
Average (2018-2021)	$448,979	$31,015	$479,994	$147,849	$332,145
% of Total	93.5%	6.5%	100.0%

1Includes a non-cash $5.0 million allocation for the demolition of the existing building.
2Redevelopment project is a 23,000 square foot expansion to an existing medical office building. When complete, the building will be approximately 56,000 square feet.
3The project includes the redevelopment of a 110,860 square foot fitness center located in a 217,114 square foot medical office building. The current fitness center lease will be reduced to 51,740 square feet when the tenant commences operations, which is expected to occur in Q3 2022.
4Includes joint venture acquisitions at the full acquisition price and was not adjusted for the Company's ownership percentage.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 15

Portfolio [1,2]
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS

MARKETS
				SQUARE FEET
				MOB 95.7%		NON-MOB 4.3.%
MARKET	MSA RANK	INVESTMENT [1]	COUNT	CONSOLIDATED	JOINT VENTURE	INPATIENT/SURGICAL	OFFICE	TOTAL	% OF NOI	CUMULATIVE % OF NOI
Seattle, WA	15	678,335	28	1,558,795				1,558,795	13.0%	13.0%
Dallas, TX	4	545,007	23	2,008,929		156,245	145,365	2,310,539	11.4%	24.4%
Los Angeles, CA	2	477,308	23	887,958	418,573	63,000		1,369,531	8.3%	32.7%
Denver, CO	19	338,625	21	1,098,512	116,616		93,869	1,308,997	6.1%	38.8%
Charlotte, NC	22	183,767	16	860,735				860,735	5.4%	44.2%
Atlanta, GA	9	325,944	16	840,132				840,132	4.9%	49.1%
Nashville, TN	36	327,774	10	951,723			108,691	1,060,414	4.2%	53.3%
Houston, TX	5	217,085	12	726,169			57,170	783,339	3.7%	57.0%
Washington, DC	6	163,652	7	533,832				533,832	3.5%	60.5%
Memphis, TN	43	178,526	10	802,221				802,221	3.4%	63.9%
San Francisco, CA	12	265,752	9	452,666	110,865			563,531	3.1%	67.0%
Indianapolis, IN	33	122,293	4	526,194				526,194	3.0%	70.0%
Honolulu, HI	56	146,054	3	298,427				298,427	2.8%	72.8%
San Diego, CA	17	184,814	4	274,095				274,095	2.7%	75.5%
Austin, TX	29	131,342	6	437,434				437,434	2.6%	78.1%
Richmond, VA	44	110,914	6	405,945				405,945	2.4%	80.5%
Colorado Springs, CO	78	141,363	11	451,646	51,466			503,112	2.4%	82.9%
Des Moines, IA	82	101,133	4	247,338			152,655	399,993	2.1%	85.0%
San Antonio, TX	24	94,094	10	272,150	215,520			487,670	1.6%	86.6%
Chicago, IL	3	61,793	2	257,364				257,364	1.5%	88.1%
Other (14 markets)		682,848	51	2,543,512	140,733			2,684,245	11.9%	100.0%
Total		$5,478,423	276	16,435,777	1,053,773	219,245	557,750	18,266,545	100.0%
Number of properties				248	21	2	5	276
% of square feet				89.9%	5.8%	1.2%	3.1%	100.0%
% multi-tenant				96.0%	95.7%	—%	100.0%	95.2%
Investment [1]				$5,005,196	$215,536	$111,178	$146,513	$5,478,423
Quarterly cash NOI [1]				$83,044	$2,551	$3,122	$1,374	$90,091
% of cash NOI				92.2%	2.8%	3.5%	1.5%	100.0%

BY BUILDING TYPE
	CONSOLIDATED
	MULTI-TENANT	SINGLE-TENANT	JOINT VENTURE	TOTAL
Number of properties	241	14	21	276
Square feet	16,334,319	878,453	1,053,773	18,266,545
% of square feet	89.4%	4.8%	5.8%	100.0%
Investment [1]	$4,899,825	$363,062	$215,536	$5,478,423
Quarterly cash NOI [1]	$80,146	$7,394	$2,551	$90,091
% of cash NOI	89.0%	8.2%	2.8%	100.0%

1Gross investment and quarterly cash NOI are reflected at the Company's ownership percentage.
2Excludes assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 16

Associated Health Systems [1,2]
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED

MOB PORTFOLIO
			SQUARE FEET
	SYSTEM RANK [3]	CREDIT RATING	ON/ADJACENT		OFF CAMPUS			% OF NOI
HEALTH SYSTEM			ON	ADJACENT [4]	ANCHORED [5]	<= 2 MILES [6]	TOTAL
Baylor Scott & White Health	21	AA-/Aa3	1,765,805	280,941	163,188	—	2,209,934	13.0%
CommonSpirit Health	4	A-/Baa1	876,708	222,859	226,819	308,421	1,634,807	8.6%
Ascension Health	3	AA+/Aa2	999,704	280,207	—	—	1,279,911	5.7%
Atrium Health	16	AA-/Aa3	393,815	98,066	313,513	—	805,394	5.1%
UW Medicine (Seattle)	91	AA+/Aaa	345,567	115,796	44,166	125,543	631,072	4.9%
Tenet Healthcare	6	B/B2	368,741	207,768	135,270	—	711,779	4.0%
Wellstar Health System	75	A/A2	513,756	153,009	—	—	666,765	3.7%
Providence St. Joseph Health	5	AA-/Aa3	176,854	153,433	—	31,601	361,888	3.2%
HCA Healthcare	1	BB+/Baa3	151,340	321,235	78,305	166,302	717,182	3.2%
Indiana University Health	26	AA/Aa2	423,628	102,566	—	—	526,194	3.0%
Hawaii Pacific Health	181	--/A1	173,502	—	—	124,925	298,427	2.8%
Baptist Memorial Health Care	89	BBB+/--	464,498	—	150,228	—	614,726	2.7%
Cedars-Sinai Health Systems	51	/Aa3	—	199,701	90,607	—	290,308	2.6%
Overlake Health System	291	A/A2	191,051	39,659	—	—	230,710	2.5%
Bon Secours Health System	22	A+/A1	405,945	—	—	—	405,945	2.4%
Palomar Health	271	BBB/Ba1	160,394	46,083	—	—	206,477	2.0%
Trinity Health	7	AA-/Aa3	267,952	166,067	—	8,156	442,175	1.9%
Medstar Health	45	A/A2	241,739	—	—	—	241,739	1.8%
UCHealth	46	AA/Aa3	—	298,093	33,850	18,599	350,542	1.7%
MultiCare Health System	82	AA-/Aa3	154,452	84,348	—	—	238,800	1.7%
Inova Health System	70	AA+/Aa2	262,121	—	—	—	262,121	1.6%
Other (31 credit rated systems)			1,654,302	1,768,429	231,369	297,986	3,952,086	19.2%
Subtotal - credit rated[7]			9,991,874	4,538,260	1,467,315	1,081,533	17,078,982	97.3%
Other non-credit rated [8]			28,649	—	30,542	103,259	162,450	0.1%
Other non-associated [9]			—	—	—	248,118	248,118	2.6%
Total			10,020,523	4,538,260	1,497,857	1,432,910	17,489,550	100.0%
% of total			57.3%	25.9%	8.6%	8.2%

1Includes joint venture properties at total square feet. Excludes construction in progress and assets classified as held for sale.
2Includes buildings located on-campus, adjacent and off-campus that are anchored by healthcare systems or located within two miles of a hospital campus.
3Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
4The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
5Includes off campus buildings where health systems lease 20% or more of the property.
6Consistent with the methodology used on the MOB Portfolio Comparison page in the Company's Investor Presentation; assumes that any off campus building within two miles from a hospital campus is associated with that health system.
7Based on square footage, 93% is associated with an investment-grade rated healthcare provider.
8Includes four properties associated with a hospital system that is not credit rated.
9Includes off campus buildings that are not anchored by a health system, and are more than two miles from a hospital campus.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 17

Top Tenants [1]
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED

TENANT	SYSTEM RANK [2]	CREDIT RATING	# OF ASSOCIATED PROPERTIES	# OF LEASES	LEASED SQUARE FEET	% OF TOTAL LEASED	% OF TTM REVENUE
Baylor Scott & White Health	21	AA-/Aa3	20	148	1,049,938	6.5%	7.2%
Atrium Health	16	AA-/Aa3	15	73	659,045	4.1%	3.8%
CommonSpirit Health	4	A-/Baa1	14	85	541,818	3.3%	3.3%
Ascension Health	3	AA+/Aa2	9	62	358,697	2.2%	2.8%
UW Medicine (Seattle)	91	AA+/Aaa	6	28	292,712	1.8%	2.7%
Indiana University Health	26	AA/Aa2	4	70	451,670	2.8%	2.6%
WellStar Health System	75	A/A2	11	57	379,696	2.3%	2.2%
Baptist Memorial Health Care	89	BBB+/--	9	52	354,671	2.2%	2.1%
Proliance Surgeons	—	-	8	21	177,435	1.1%	1.6%
Palomar Health	271	BBB/Ba1	1	1	160,394	1.0%	1.2%
Trinity Health	7	AA-/Aa3	4	37	207,095	1.3%	1.1%
Bon Secours Mercy Health	22	A+/A1	6	42	195,787	1.2%	1.1%
Medstar Health	45	A/A2	3	57	157,761	1.0%	1.1%
Tenet Healthcare	6	B/B2	9	20	146,087	0.9%	1.1%
MultiCare Health System	82	AA-/Aa3	5	18	150,201	0.9%	0.9%
Inova Health	70	AA+/Aa2	4	11	117,184	0.7%	0.9%
Providence St. Joseph Health	5	AA-/Aa3	5	24	103,752	0.6%	0.9%
Eating Recovery Center	—	-	5	8	113,082	0.7%	0.8%
Hawaii Pacific Health	181	--/A1	3	39	97,735	0.6%	0.8%
DaVita	—	BB/Ba2	15	18	132,339	0.8%	0.8%
Kaiser Permanente	2	AA-/--	5	11	126,734	0.8%	0.8%
UCHealth	46	AA/Aa3	5	8	135,353	0.8%	0.8%
US Oncology	—	BBB+	7	13	118,136	0.7%	0.8%
USPI [3]	—	B/B2	5	10	111,538	0.7%	0.7%
Labcorp of America	—	BBB/Baa2	24	26	185,430	1.1%	0.7%
Overlake Health System	291	A/A2	2	8	73,676	0.5%	0.7%
GSA (U.S. Govt)	—	AA+/Aaa	6	13	169,524	1.0%	0.7%
HCA Healthcare	1	BB+/Baa3	9	18	98,104	0.6%	0.7%
Memorial Hermann Health	39	A+/A1	2	2	99,874	0.6%	0.6%
Allina Health	57	AA-/Aa3	3	15	108,207	0.7%	0.6%
Top 30 tenants				995	7,073,675	43.5%	46.1%

Total investment-grade tenants [4]				1,074	7,277,956	45.0%	45.9%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.
3As of June 30, 2022, Tenet Health owns approximately 95% of USPI.
4Includes affiliates of investment grade tenants.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 18

MOB Proximity to Hospital [1,2]
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED

MEDICAL OFFICE BUILDINGS BY LOCATION
	CONSOLIDATED	JOINT VENTURE	TOTAL
On campus	58.5%	38.3%	57.3%
Adjacent to campus [3]	26.5%	17.3%	26.0%
Total on/adjacent	85.0%	55.6%	83.3%
Off campus - anchored by health system [4]	8.4%	11.7%	8.6%
Off campus	6.6%	32.7%	8.1%
	100.0%	100.0%	100.0%
Square feet	16,435,777	1,053,773	17,489,550
% of total	94.0%	6.0%	100.0%

DISTANCE TO HOSPITAL CAMPUS
							GROUND LEASE PROPERTIES
GREATER THAN	LESS THAN OR EQUAL TO	CAMPUS PROXIMITY	# OF PROPERTIES	SQUARE FEET	% OF TOTAL	CUMULATIVE %	# OF PROPERTIES	SQUARE FEET	% OF TOTAL
	0.00	On campus	122	10,020,523	57.3%	57.3%	90	7,864,395	88.0%
0.00	250 yards	Adjacent [3]	56	2,792,214	16.0%	73.3%	2	128,717	1.4%
250 yards	0.25 miles		37	1,746,046	10.0%	83.3%	5	191,966	2.1%
0.25 miles	0.50	Off campus	6	405,857	2.3%	85.6%	1	124,925	1.4%
0.50	1.00		10	628,422	3.6%	89.2%	—	—	—%
1.00	2.00		19	943,123	5.4%	94.6%	6	426,138	4.8%
2.00	5.00		13	617,648	3.5%	98.1%	—	—	—%
5.00	10.00		3	205,631	1.2%	99.3%	3	205,631	2.3%
10.00			3	130,086	0.7%	100.0%	—	—	—%
Total			269	17,489,550	100.0%		107	8,941,772	100.0%

1Includes joint venture properties and excludes construction in progress and assets classified as held for sale.
2Proximity to hospital campus includes acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.
3The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.
4Includes buildings where health systems lease 20% or more of the property.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 19

Lease Maturity, Lease & Building Size [1]
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT			TOTAL
	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF SQUARE FEET	# OF LEASES	SQUARE FEET	% OF TOTAL SQUARE FEET	% OF BASE REVENUE [2]
2022	467	1,506,015	9.9%	—	—	—%	467	1,506,015	9.3%	9.4%
2023	639	2,301,975	15.1%	—	—	—%	639	2,301,975	14.2%	14.5%
2024	677	2,739,360	18.0%	1	63,000	6.8%	678	2,802,360	17.3%	17.1%
2025	551	2,141,380	14.0%	3	114,022	12.3%	554	2,255,402	14.0%	14.1%
2026	450	1,544,074	10.1%	1	83,318	9.0%	451	1,627,392	10.1%	9.7%
2027	326	1,260,578	8.3%	1	156,245	16.9%	327	1,416,823	8.8%	9.8%
2028	213	1,024,150	6.7%	1	18,000	2.0%	214	1,042,150	6.4%	6.5%
2029	153	801,104	5.2%	3	147,395	16.0%	156	948,499	5.9%	6.0%
2030	132	544,187	3.6%	2	141,928	15.4%	134	686,115	4.2%	3.8%
2031	178	666,546	4.3%	—	—	—%	178	666,546	4.1%	4.1%
Thereafter	132	727,084	4.8%	3	199,822	21.6%	135	926,906	5.7%	5.0%
Total leased	3,918	15,256,453	88.0%	15	923,730	100.0%	3,933	16,180,183	88.6%	100.0%
Total building		17,342,815	100.0%		923,730	100.0%		18,266,545	100.0%
WALTR (months) [3]		44.0			82.9			46.2
WALT (months) [3]		87.1			155.8			91.0

# OF LEASES BY SIZE			BY BUILDING SIZE
LEASED SQUARE FEET	MULTI-TENANT [4]	SINGLE-TENANT	BUILDING SQUARE FEET	% OF TOTAL	TOTAL SQUARE FOOTAGE	AVERAGE SQUARE FEET	# OF PROPERTIES
0 - 2,500	2,135	—	>100,000	35.6%	6,512,911	144,731	45
2,501 - 5,000	950	1	<100,000 and >75,000	24.4%	4,458,344	85,737	52
5,001 - 7,500	326	—	<75,000 and >50,000	18.5%	3,371,001	62,426	54
7,501 - 10,000	167	—	<50,000 and >25,000	17.5%	3,200,959	38,107	84
10,001 +	340	14	<25,000	4.0%	723,330	17,642	41
Total Leases	3,918	15	Total	100.0%	18,266,545	66,183	276

1Includes joint venture properties and excludes land held for development, construction in progress, corporate property and assets classified as held for sale.
2Represents the current annualized minimum rents on in-place leases, excluding the impact of potential lease renewals and straight-line rent.
3WALTR = weighted average lease term remaining; WALT = weighted average lease term.
4The average lease size in the multi-tenant portfolio is 3,894 square feet.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 20

Historical Occupancy [1]
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED

SAME STORE PROPERTIES
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Multi-tenant
Number of properties	173	173	170	167	163	156
Total building square feet	12,871,738	12,871,738	12,793,809	12,635,054	12,510,863	12,190,136
Period end % occupied	88.7%	88.7%	88.2%	87.7%	87.5%	87.9%
Single-tenant
Number of properties	8	8	8	11	11	11
Total building square feet	634,270	634,270	634,270	791,198	791,198	791,198
Period end % occupied	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total same store properties
Number of properties	181	181	178	178	174	167
Total building square feet	13,506,008	13,506,008	13,428,079	13,426,252	13,302,061	12,981,334
Period end % occupied	89.3%	89.2%	88.8%	88.4%	88.3%	88.6%

PROPERTIES NOT IN SAME STORE
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Acquisitions [2]
Number of properties	67	54	57	49	44	45
Total building square feet	2,947,903	2,588,197	2,742,579	2,396,693	2,062,568	2,091,663
Period end % occupied	91.1%	90.0%	89.7%	89.8%	91.8%	89.8%
Development completions
Number of properties	1	1	2	2	2	2
Total building square feet	110,883	110,883	261,914	261,914	261,914	261,914
Period end % occupied	98.9%	98.0%	71.5%	72.3%	64.5%	64.5%
% leased	98.9%	98.0%	82.5%	82.5%	75.9%	75.9%
Redevelopment [3]
Number of properties	6	6	5	6	7	9
Total building square feet	647,978	647,978	587,912	668,889	714,437	741,798
Period end % occupied	64.6%	65.7%	59.7%	54.8%	57.5%	59.7%
Joint Venture
Number of properties	21	21	16	10	9	5
Total building square feet	1,053,773	1,053,773	839,649	611,872	587,916	384,755
Period end % occupied	86.5%	87.8%	88.2%	88.5%	85.3%	84.3%
% leased	86.5%	87.7%	88.2%	88.5%	85.3%	84.3%

TOTAL PROPERTIES
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021
Number of properties	276	263	258	245	236	228
Total building square feet	18,266,545	17,906,839	17,860,133	17,365,620	16,928,896	16,461,464
Period end % occupied	88.6%	88.5%	87.7%	87.1%	86.9%	87.0%

1Includes joint venture properties, and excludes land held for development, construction in progress, corporate property and assets classified as held for sale.
2Acquisitions includes properties acquired within the last 8 quarters of the period presented and are excluded from same store.
3Beginning in the first quarter of 2022, the Company eliminated the use of its reposition grouping. Properties included as redevelopment include approved plans to invest capital greater than normal course capital and tenant improvements. The Company reports the details around these projects on the Investment Activity page. Historical information includes the properties that were classified as reposition.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 21

Occupancy Reconciliation
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
SQUARE FEET

SEQUENTIAL
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning March 31, 2022	263	15,841,951	17,906,839	88.5%	181	12,052,941	13,506,008	89.2%
Portfolio activity
Acquisitions [1]	13	338,024	359,706	94.0%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [2]	—	—	—	—%	—	—	—	—%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	—	—	—	—%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	—	—	—	—%
Same store to redevelopment	NA	NA	NA	NA	—	—	—	—%
	276	16,179,975	18,266,545	88.6%	181	12,052,941	13,506,008	89.2%
Leasing activity
New leases/expansions	NA	156,342	NA	NA	NA	118,957	NA	NA
Move-outs/contractions	NA	(156,134)	NA	NA	NA	(115,055)	NA	NA
Net absorption	NA	208	NA	NA	NA	3,902	NA	NA
Ending June 30, 2022	276	16,180,183	18,266,545	88.6%	181	12,056,843	13,506,008	89.3%

YEAR-OVER-YEAR
	PORTFOLIO				SAME STORE
	COUNT	OCCUPIED	TOTAL	%	COUNT	OCCUPIED	TOTAL	%
Beginning June 30, 2021	236	14,717,834	16,928,896	86.9%	174	11,743,886	13,302,061	88.3%
Portfolio activity
Acquisitions [1]	51	1,820,119	2,070,596	87.9%	NA	NA	NA	NA
Re/development completions	—	—	—	—%	—	—	—	—%
Dispositions [2]	(11)	(480,322)	(732,947)	65.5%	(9)	(426,295)	(549,178)	77.6%
Same store reclassifications
Acquisitions	NA	NA	NA	NA	17	754,142	870,435	86.6%
Development completions	NA	NA	NA	NA	—	—	—	—%
Reposition to same store	NA	NA	NA	NA	2	47,747	74,197	64.4%
Same store to redevelopment	NA	NA	NA	NA	(3)	(142,527)	(191,507)	74.4%
	276	16,057,631	18,266,545	87.9%	181	11,976,953	13,506,008	88.7%
Leasing activity
New leases/expansions	NA	751,251	NA	NA	NA	529,826	NA	NA
Move-outs/contractions	NA	(628,699)	NA	NA	NA	(449,936)	NA	NA
Net absorption	NA	122,552	NA	NA	NA	79,890	NA	NA
Ending June 30, 2022	276	16,180,183	18,266,545	88.6%	181	12,056,843	13,506,008	89.3%

1Includes joint venture properties.
2Includes properties reclassified as held for sale.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 22

Leasing Statistics [1]
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED

SAME STORE 2Q 2022 RENEWALS
	Q2 2022	TTM

Cash leasing spreads	3.4%	3.3%

Cash leasing spreads distribution
< 0% spread	3.8%	4.1%
0-3% spread	—%	7.3%
3-4% spread	83.5%	70.0%
> 4% spread	12.7%	18.6%
Total	100.0%	100.0%

Tenant retention rate	78.4%	82.6%

AVERAGE IN-PLACE CONTRACTUAL INCREASES [2]
	MULTI-TENANT		SINGLE-TENANT		TOTAL
	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT	% INCREASE	% OF BASE RENT
Same store	2.95%	70.5%	2.85%	4.6%	2.94%	75.2%
Acquisitions	2.76%	20.0%	2.30%	2.2%	2.71%	22.1%
Other [3]	3.05%	2.7%	—%	—%	3.05%	2.7%
Total [2]	2.91%	93.2%	2.68%	6.8%	2.89%	100.0%
Escalator type
Fixed	2.89%	97.9%	2.55%	90.9%	2.87%	97.4%
CPI	3.54%	2.1%	3.90%	9.1%	3.63%	2.6%

TYPE AND OWNERSHIP STRUCTURE
	MULTI-TENANT	SINGLE-TENANT	TOTAL
Tenant type
Hospital	42.9%	60.9%	43.9%
Physician and other	57.1%	39.1%	56.1%

Lease structure
Gross	10.3%	—%	9.7%
Modified gross	30.3%	—%	28.5%
Net	59.4%	—%	56.0%
Absolute net [4]	—%	100.0%	5.8%

Ownership type
Ground lease	50.8%	31.0%	49.8%
Fee simple	49.2%	69.0%	50.2%

1Excludes recently acquired or disposed properties, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Excludes leases with lease terms of one year or less.
3Includes reposition properties and development completions.
4Tenant is typically responsible for operating expenses and capital obligations.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 23

NOI Performance [1]
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS, EXCEPT PER SQUARE FOOT DATA

SAME STORE CASH NOI
	TTM 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021	TTM 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Revenues	$450,452	$113,674	$113,954	$111,158	$111,666	$437,232	$110,005	$109,309	$108,992	$108,926
Expenses	171,971	42,866	44,258	41,546	43,301	165,785	41,431	41,515	41,058	41,781
Cash NOI	$278,481	$70,808	$69,696	$69,612	$68,365	$271,447	$68,574	$67,794	$67,934	$67,145
Revenue per occ SF [2]	$37.49	$37.72	$37.86	$37.07	$37.32	$36.40	$36.69	$36.39	$36.24	$36.22
Margin	61.8%	62.3%	61.2%	62.6%	61.2%	62.1%	62.3%	62.0%	62.3%	61.6%
Average occupancy	89.0%	89.3%	89.2%	88.8%	88.6%	88.9%	88.8%	89.0%	89.1%	89.1%
Period end occupancy	89.3%	89.3%	89.2%	89.1%	88.6%	89.1%	88.7%	88.9%	89.0%	89.1%
Number of properties	181	181	181	181	181	181	181	181	181	181

SAME STORE GROWTH
	YEAR-OVER-YEAR
	TTM 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
Revenue per occ SF [2]	3.0%	2.8%	4.0%	2.3%	3.0%
Avg occupancy (bps)	+10	+50	+20	-30	-50
Revenues	3.0%	3.3%	4.2%	2.0%	2.5%
Base revenue	2.7%	3.5%	3.3%	2.1%	1.9%
Exp recoveries	4.2%	2.5%	7.9%	1.3%	5.1%
Expenses	3.7%	3.5%	6.6%	1.2%	3.6%
Cash NOI	2.6%	3.3%	2.8%	2.5%	1.8%

EXCLUDING 2020 DEFERRAL RESERVE/REPAYMENT
YEAR-OVER-YEAR
TTM 2022	2Q 2022	1Q 2022	4Q 2021	3Q 2021
3.2%	2.8%	4.1%	2.5%	3.3%
+10	+50	+20	-30	-50
3.2%	3.4%	4.3%	2.3%	2.8%
2.9%	3.6%	3.4%	2.5%	2.2%
4.2%	2.5%	7.9%	1.3%	5.1%
3.7%	3.5%	6.6%	1.2%	3.6%
2.8%	3.3%	2.9%	2.9%	2.3%

TOTAL CASH NOI
	2Q 2022	2Q 2021	% CHANGE	TTM 2022	TTM 2021	% CHANGE
Same store cash NOI	$70,808	$68,574	3.3%	$278,481	$271,447	2.6%
Redevelopment	1,235	1,691	(27.0%)	5,979	6,473	(7.6%)
Acquisitions/development completions	15,496	5,817	166.5%	45,547	13,611	234.7%
Dispositions/assets held for sale/other	87	2,733	(96.8%)	5,147	14,203	(63.8%)
Joint venture property cash NOI	2,551	1,035	146.6%	7,144	1,654	332.0%
Cash NOI	$90,177	$79,850	12.9%	$342,298	$307,388	11.4%

1Excludes recently acquired or disposed properties, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.
2Revenue per occ SF is calculated by dividing revenue by the average of the occupied SF for the period provided. Quarterly revenue per occ SF is annualized.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 24

NOI Reconciliations
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS

BOTTOM UP RECONCILIATION
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Net income (loss)	$6,130	$42,227	$21,607	($2,066)	$23,096	$24,022	($15,863)	$8,230
Other income (expense)	7,479	(29,293)	(468)	23,000	(2,223)	(5,220)	35,284	11,969
General and administrative expense	10,540	11,036	8,901	8,207	8,545	8,499	7,206	7,299
Depreciation and amortization expense	55,731	54,041	51,810	50,999	49,826	50,079	48,104	47,143
Other expenses [1]	11,034	9,929	3,850	3,193	2,840	2,783	2,919	2,364
Straight-line rent expense	378	378	382	380	369	367	369	373
Straight-line rent revenue	(1,705)	(1,587)	(1,227)	(1,550)	(1,563)	(1,461)	(1,013)	(915)
Other revenue [2]	(1,961)	(2,044)	(2,134)	(2,043)	(2,075)	(1,865)	(2,145)	(1,609)
Joint venture property cash NOI	2,551	2,052	1,331	1,210	1,035	465	135	19
Cash NOI	$90,177	$86,739	$84,052	$81,330	$79,850	$77,669	$74,996	$74,873
Acquisitions/development completions	(15,496)	(12,488)	(9,632)	(7,931)	(5,817)	(4,868)	(1,955)	(971)
Dispositions/assets held for sale/other	(87)	(969)	(1,999)	(2,092)	(2,733)	(2,975)	(3,437)	(5,058)
Joint venture property cash NOI	(2,551)	(2,052)	(1,331)	(1,210)	(1,035)	(465)	(135)	(19)
Redevelopment	(1,235)	(1,534)	(1,478)	(1,732)	(1,691)	(1,567)	(1,535)	(1,680)
Same store cash NOI	$70,808	$69,696	$69,612	$68,365	$68,574	$67,794	$67,934	$67,145

TOP DOWN RECONCILIATION
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Rental income before rent concessions	$142,073	$139,775	$132,853	$132,971	$129,609	$129,466	$124,537	$124,079
Rent concessions	(1,441)	(1,286)	(1,139)	(1,225)	(1,123)	(1,077)	(660)	(695)
Rental income	140,632	138,489	131,714	131,746	128,486	128,389	123,877	123,384
Parking income	1,919	1,753	2,134	2,187	1,880	1,658	1,678	1,764
Interest from financing receivable, net	1,957	1,930	1,766	1,917	510	—	—	—
Exclude straight-line rent revenue	(1,705)	(1,587)	(1,227)	(1,550)	(1,563)	(1,461)	(1,013)	(915)
Exclude other non-cash revenue [3]	(1,142)	(1,322)	(1,325)	(1,261)	(1,528)	(1,573)	(1,820)	(1,505)
Cash revenue	141,661	139,263	133,062	133,039	127,785	127,013	122,722	122,728
Property operating expense	(57,010)	(57,464)	(53,032)	(55,518)	(51,509)	(52,215)	(50,210)	(50,171)
Exclude non-cash expenses [4]	2,975	2,888	2,691	2,599	2,539	2,406	2,349	2,297
Joint venture property cash NOI	2,551	2,052	1,331	1,210	1,035	465	135	19
Cash NOI	$90,177	$86,739	$84,052	$81,330	$79,850	$77,669	$74,996	$74,873
Acquisitions/development completions	(15,496)	(12,488)	(9,632)	(7,931)	(5,817)	(4,868)	(1,955)	(971)
Dispositions/assets held for sale/other	(87)	(969)	(1,999)	(2,092)	(2,733)	(2,975)	(3,437)	(5,058)
Joint venture property cash NOI	(2,551)	(2,052)	(1,331)	(1,210)	(1,035)	(465)	(135)	(19)
Redevelopment	(1,235)	(1,534)	(1,478)	(1,732)	(1,691)	(1,567)	(1,535)	(1,680)
Same store cash NOI	$70,808	$69,696	$69,612	$68,365	$68,574	$67,794	$67,934	$67,145

1Includes acquisition and pursuit costs, bad debt, above and below market ground lease intangible amortization, leasing commission amortization, non-cash adjustments for financing receivables and ground lease straight-line rent.
2Includes management fee income, interest, above and below market lease intangible amortization, lease inducement amortization, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable and tenant improvement overage amortization.
3Includes above and below market lease intangibles, lease inducements, lease termination fees, deferred financing cost amortization, financing receivable adjustments, and TI amortization.
4Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 25

NOI Reconciliations
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS

RECONCILIATION OF NOI TO FFO AND NORMALIZED FFO
	2Q 2022	1Q 2022	4Q 2021	3Q 2021	2Q 2021	1Q 2021	4Q 2020	3Q 2020
Cash NOI	$90,177	$86,739	$84,052	$81,330	$79,850	$77,669	$74,996	$74,873
General and administrative expense	(10,540)	(11,036)	(8,901)	(8,207)	(8,545)	(8,499)	(7,206)	(7,299)
Straight-line rent	1,705	1,587	1,227	1,550	1,563	1,461	1,013	915
Interest and other income (expense), net	(125)	(81)	(250)	—	(262)	500	140	74
Management fees and other income	819	722	809	782	547	292	325	104
Other non-cash revenue [1]	1,142	1,322	1,325	1,261	1,528	1,573	1,820	1,505
Other non-cash expenses [2]	(2,975)	(2,888)	(2,691)	(2,599)	(2,539)	(2,406)	(2,349)	(2,297)
Unconsolidated JV adjustments	(51)	6	131	167	181	276	(73)	(5)
Debt Covenant EBITDA	$80,152	$76,371	$75,702	$74,284	$72,323	$70,866	$68,666	$67,870
Interest expense	(15,543)	(13,661)	(13,266)	(13,334)	(13,261)	(13,262)	(13,618)	(14,154)
Loss on extinguishment of debt	—	(1,429)	—	—	—	—	(21,503)	—
Acquisition and pursuit costs	(1,352)	(1,303)	(1,152)	(974)	(670)	(744)	(939)	(440)
Merger-related costs	(7,085)	(6,116)	(389)	—	—	—	—	—
Leasing commission amortization [3]	2,683	2,600	2,382	2,294	2,258	2,111	2,033	1,971
Non-real estate depreciation and amortization	(1,080)	(983)	(937)	(903)	(885)	(879)	(886)	(899)
Unconsolidated JV adjustments	—	(34)	(37)	(2)	(8)	(2)	(8)	—
FFO	$57,775	$55,445	$62,303	$61,365	$59,757	$58,090	$33,745	$54,348
Acquisition and pursuit costs	1,352	1,303	1,152	974	670	744	939	440
Merger-related costs	7,085	6,116	389	—	—	—	—	—
Lease intangible amortization	584	309	192	48	(6)	(72)	(4)	(35)
Significant non-recurring legal fees/forfeited earnest money received	140	91	465	—	—	(500)	—	—
Debt financing costs	—	1,429	—	—	283	—	21,920	—
Unconsolidated JV normalizing items	83	95	90	54	55	27	16	—
Normalized FFO	$67,019	$64,788	$64,591	$62,441	$60,759	$58,289	$56,616	$54,753

1Includes above and below market lease intangibles, interest income related to sales-type leases, lease inducements, lease termination fees, deferred financing cost amortization and principle related to investment in financing receivable and TI amortization.
2Includes above and below market ground lease intangible amortization, leasing commission amortization, and ground lease straight-line rent.
3Leasing commission amortization is included in the real estate depreciation and amortization add-back for FFO.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 26

EBITDA Reconciliations
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS

RECONCILIATION OF EBITDA
	TTM	2Q 2022	1Q 2022	4Q 2021	3Q 2021
Net income (loss)	$67,898	$6,130	$42,227	$21,607	($2,066)
Interest expense	55,804	15,543	13,661	13,266	13,334
Depreciation and amortization	212,581	55,731	54,041	51,810	50,999
Unconsolidated JV depreciation and amortization	8,550	2,807	2,369	1,816	1,558
EBITDA	$344,833	$80,211	$112,298	$88,499	$63,825
Leasing commission amortization	9,959	2,683	2,600	2,382	2,294
(Gain) loss on sales of real estate properties	(69,361)	(8,496)	(44,784)	(14,895)	(1,186)
Impairments on real estate assets	11,164	—	(25)	520	10,669
EBITDAre [1]	$296,595	$74,398	$70,089	$76,506	$75,602
EBITDA	$344,833	$80,211	$112,298	$88,499	$63,825
Acquisition and pursuit costs	4,781	1,352	1,303	1,152	974
Merger-related costs	13,590	7,085	6,116	389	—
(Gain) on sales of real estate properties	(69,361)	(8,496)	(44,784)	(14,895)	(1,186)
Impairments on real estate assets	11,164	—	(25)	520	10,669
Loss on extinguishment of debt	1,429	—	1,429	—	—
Unconsolidated JV adjustments	73	—	34	37	2
Debt Covenant EBITDA	$306,509	$80,152	$76,371	$75,702	$74,284
Leasing commission amortization	9,959	2,683	2,600	2,382	2,294
Lease intangible amortization	1,133	584	309	192	48
Acquisition/disposition timing impact [2]	6,142	2,243	1,060	2,058	781
Stock based compensation	12,139	3,356	3,699	2,546	2,538
Unconsolidated JV adjustments	248	83	61	52	52
Adjusted EBITDA	$336,130	$89,101	$84,100	$82,932	$79,997

1Earnings before interest, taxes, depreciation and amortization for real estate ("EBITDAre") is an operating performance measure adopted by NAREIT. NAREIT defines EBITDAre equal to “net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, impairments and minus gains on the disposition of depreciated property.”
2Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 27

Components of Net Asset Value
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	2Q 2022
ASSET TYPE	SAME STORE [1]	ACQ./DEV. COMPLETIONS [2]	JOINT VENTURE	REDEVELOPMENT	TIMING ADJUSTMENTS [3]	ADJUSTED CASH NOI	ANNUALIZED ADJUSTED NOI
MOB/outpatient	$66,397	$15,496	$2,551	$1,235	$1,128	$86,807	$347,228
Inpatient/Surgical	3,122	—	—	—	—	3,122	12,488
Office	1,289	—	—	—	—	1,289	5,156
Total Cash NOI	$70,808	$15,496	$2,551	$1,235	$1,128	$91,218	$364,872

DEVELOPMENT PROPERTIES		TOTAL SHARES OUTSTANDING
Land held for development	$22,952	As of June 30, 2022 [6]	151,636,917
Re/development budget	98,300
	$121,252

OTHER ASSETS
Cash and other assets [4]	$149,667

DEBT
Unsecured credit facility	$490,500
Unsecured term loan due 2024	200,000
Unsecured term loan due 2026	150,000
Senior notes	1,150,000
Mortgage notes payable	85,440
Remaining re/development funding	71,346
Other liabilities [5]	97,285
	$2,244,571

1See NOI Performance schedule on page 24 for details on same store NOI.
2Adjusted to reflect quarterly NOI from properties acquired or stabilized re/developments completed during the full eight quarter period that are not included in same store NOI.
3Timing adjustments include current quarter acquisitions of $1.0 million as well as re/development completion adjustments of $0.1 million to reflect full quarterly stabilized NOI.
4Includes cash of $34.3 million, prepaid assets of $62.9 million, accounts receivable of $17.9 million, and prepaid ground leases of $21.1 million. In addition, includes the Company's occupied portion of its corporate headquarters of $13.5 million.
5Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $84.2 million, security deposits of $12.2 million, and deferred operating expense reimbursements of $0.9 million.
6Total shares outstanding do not reflect the shares associated with forward equity contracts. As of June 30, 2022, the Company had no remaining shares to be settled under forward equity contracts.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 28

Pro forma Components of Net Asset Value[1]
ALL DATA IS PRESENTED ON A PRE-MERGER BASIS, UNLESS OTHERWISE NOTED
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA

CASH NOI BY PROPERTY TYPE
	2Q 2022
ASSET TYPE	HR [1]	HTA	TOTAL	ASSET SALES/JVs [2]	ANNUALIZED ADJUSTED NOI
NOI	$90,090	$133,064	$223,154	$—	$892,616
Timing Adjustments	1,128	(731)	397	(13,484)	(52,348)
Total Cash NOI	$91,218	$132,333	$223,551	($13,484)	$840,268

	AS OF JUNE 30, 2022
	HR	HTA	PROFORMA
Development properties
Land held for development	$22,952	$41,695	$64,647
Re/development	98,300	347,071	445,371
	$121,252	$388,766	$510,018
Other assets
Cash and other assets	$149,667	$165,821	$315,488
Investment in unconsolidated joint venture [3]	NA	62,070	62,070
	$149,667	$227,891	$377,558
Debt
Unsecured credit facility	$490,500	$65,000	$555,500
Unsecured term loans	350,000	500,000	850,000
Senior notes	1,150,000	2,550,000	3,700,000
Mortgage notes payable	85,440	—	85,440
Remaining re/development funding	71,346	NA	71,346
Transaction costs	NA	NA	150,000
Other liabilities	97,285	161,068	258,353
	$2,244,571	$3,276,068	$5,670,639

Total shares outstanding (including OP units)
As of June 30, 2022	151,636,917	233,124,882	384,761,799

Stock Price
As of August 5, 2022			$25.12

Implied cap rate
As of August 5, 2022			5.82%

1The NAV schedule reflects each company's historical calculations. Refer to the individual company's supplemental information for additional detail.
2Assumes $1.1 billion of proceeds from asset sales and joint ventures at a 4.8% cap rate.
3HR's NOI includes the Company's prorata share of unconsolidated joint ventures.

HEALTHCARE REALTY	2Q 2022 SUPPLEMENTAL INFORMATION 29